[TYPE]    8-K
[DESCRIPTION]FORM 8-K
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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 1998


                         INTERNATIONAL META SYSTEMS, INC.
              (Exact name of registrant as specified in its charter)


   Delaware                    000-17945                33-0146747
(State or other               (Commission             (IRS Employer
jurisdiction of               File Number)         Identification No.)
incorporation
or organization)

                        7718 Wood Hollow Drive, Suite 150
                               Austin, Texas 78731
                     (Address of principal executive office)

                    Issuer's telephone number:    512-795-8825

Item 5         Other Events

     International Meta Systems, Inc. (the "Company"), is filing herewith the Monthly Operating Report of Debtor-in-Possession for the Period ended April 30, 1998, that the Company filed with the United States Bankruptcy for the Western District of Texas, Austin Division, on May 22, 1998, in connection with the Company's ongoing proceeding under chapter 11 of the U.S. Bankruptcy Code (Case No. 98-10782FM).

Item 7         Financial Statements and Exhibits

(c)  Exhibits

99.1 Monthly Operating Report
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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERNATIONAL META SYSTEMS, INC.


Date:  May 27, 1998                       /s/ Lee Hoevel
     ---------------               -------------------------------
                                   Lee Hoevel, President
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